UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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SCHEDULE 14A
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LAWSON SOFTWARE, INC.
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Lawson Software

Terry Blake

+1-651-767-4766

terry.blake@us.lawson.com

Barbara Doyle

barbara.doyle@us.lawson.com

+1-651-767-4358

Lawson Seeks Stay on ePlus Patent Injunction, Appeals Lower Court Decision

ST. PAUL, Minn., May 25, 2011 — Lawson Software (Nasdaq: LWSN) today announced that it is seeking a stay from the Court of Appeals for the Federal Circuit of the injunction issued by the U.S. District Court for the Eastern District of Virginia in Lawson’s patent litigation with ePlus, Inc.

The outcome of the ePlus patent litigation is not an express condition of Lawson’s pending merger with GGC Software Holdings, Inc., an affiliate of Infor and Golden Gate Capital, and is not expected to delay the merger.

If granted a stay, Lawson may continue to service and support all of its procurement products used with Requisitions Self-Service (RSS). In January 2011, the jury found in favor of ePlus related to Lawson’s S3 procurement system used with RSS. The core Lawson S3 procurement system (including Requisition, Purchase Order, and Inventory Control modules) was found not to infringe.

On May 18, 2011, Lawson released its new Requisition Center product, which replaces RSS.  Lawson is making Requisition Center available to all RSS customers free of charge and plans to help customers make the transition to Requisition Center.

The ePlus patent litigation does not pertain to Lawson M3 e-Procurement products used outside the United States.

Lawson has also appealed the trial court’s grant of an injunction and its judgment. Lawson intends to file post-judgment motions seeking findings of noninfringement and invalidity. All of ePlus’ asserted patents stand rejected at various stages of reexaminations pending before the U.S. Patent and Trademark Office. In addition, all five patent claims that the jury found infringed have now been rejected by the United States Patent and Trademark Office with the rejections of three of them having been affirmed by the Board of Patent Appeals and Interferences.

About Lawson Software

Lawson Software is a global provider of enterprise software. We provide business application software, maintenance and consulting to customers primarily in specific services, trade and manufacturing/distribution industries. We specialize in and target specific industries including healthcare, services, public sector, equipment service management & rental, manufacturing & distribution and consumer products industries. Our software solutions include Enterprise Financial Management, Human Capital Management, Business Intelligence, Asset Management, Enterprise Performance Management, Supply Chain Management, Service Management, Manufacturing Operations, Business Project Management and industry-tailored applications. Our applications help automate and integrate critical business processes, which enable our customers to collaborate with their partners, suppliers and employees,

-more-

reduce costs and enhance business or operational performance. Lawson is headquartered in St. Paul, Minn., and has offices around the world. Visit Lawson online at www.lawson.com. For Lawson’s listing on the First North exchange in Sweden, Remium AB is acting as the Certified Adviser.

Forward-Looking Statements

This press release contains forward-looking statements that contain risks and uncertainties. These forward-looking statements contain statements of intent, belief or current expectations of Lawson and its management. Such forward-looking statements are not guarantees of future results and involve risks and uncertainties that may cause actual results to differ materially from the potential results discussed in the forward-looking statements. Risks and uncertainties that may cause such differences include but are not limited to: the relief sought by Lawson with respect to the judgment in the ePlus litigation might not be granted in whole or in part; the risk that the pending merger with GGC Software Holdings, Inc., an affiliate of Golden Gate Capital and Infor, may not be completed on a timely basis, if at all; the risk that the conditions to the consummation of the merger may not be satisfied; the risk that the merger may involve unexpected costs, liabilities or delays; the risk that expected benefits of the merger may not materialize as expected; the risk that, prior to the completion of the merger, Lawson’s business may experience significant disruptions, including loss of customers or employees, due to transaction-related uncertainty or other factors; the fact that legal proceedings that have been instituted and the possibility that additional legal proceedings may be instituted against Lawson, its directors and/or others relating to the merger and the outcome of such proceedings; the possible occurrence of an event, change or other circumstance that could result in termination of the merger agreement; uncertainties in the software industry; uncertainties as to when and whether the conditions for the recognition of deferred revenue will be satisfied; increased competition; the impact of foreign currency exchange rate fluctuations; changes in conditions in Lawson’s targeted industries; the outcome of pending litigation; and other risk factors listed in Lawson’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. Lawson assumes no obligation to update any forward-looking information contained in this press release.

Additional Information and Where To Find It

On May 12, 2011, in connection with the merger, Lawson filed its preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) and will file its definitive proxy statement with the SEC at a later date. Promptly after filing its definitive proxy statement with the SEC, Lawson will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF LAWSON ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND AMENDMENTS OR SUPPLEMENTS THERETO AS WELL AS ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT LAWSON WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LAWSON AND THE MERGER. The preliminary proxy statement (and the definitive proxy statement, and other relevant materials in connection with the merger when they become available), and any other documents filed by Lawson with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at Lawson’s website, www.lawson.com, or by contacting Investor Relations by phone at 651-767-4890, by email at investor@lawson.com or by mail at 380 St. Peter Street, St. Paul, MN 55102. Detailed information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of Lawson’s stockholders is available in Lawson’s preliminary proxy statement, which was filed with the SEC on May 12, 2011.

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